UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

March 3, 2004

US Airways Group, Inc.
(Commission file number: 1-8444)

and

US Airways, Inc.
(Commission file number: 1-8442)

(Exact names of registrants as specified in their charters)

                   Delaware                              US Airways Group, Inc. 54-1194634
          (State of incorporation                   US Airways, Inc.            53-0218143
            of both registrants)                      (I.R.S. Employer Identification Nos.)

US Airways Group, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

US Airways, Inc.
2345 Crystal Drive, Arlington, VA 22227
(Address of principal executive offices)
(703) 872-7000
(Registrant's telephone number, including area code)

Item 5.      Other Events and Required FD Disclosure

     On March 3, 2004, US Airways Group, Inc. (the Company) and US Airways, Inc. issued a news release (see exhibit 99 below).

     Certain of the information contained herein should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that reflect the Company's current views with respect to current events and financial performance. Such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to operate pursuant to the terms of its financing facilities (particularly the financial covenants); the ability of the Company to obtain and maintain normal terms with vendors and service providers; the Company's ability to maintain contracts that are critical to its operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; the ability of the Company to attract and retain customers; the ability of the Company to maintain satisfactory labor relations; demand for transportation in the markets in which the Company operates; economic conditions; labor costs; financing availability and costs; aviation fuel costs; security-related and insurance costs; competitive pressures on pricing (particularly from lower-cost competitors) and on demand (particularly from low-cost carriers and multi-carrier alliances); weather conditions; government legislation and regulation; impact of the Iraqi war and the Iraqi occupation; other acts of war or terrorism; ongoing market acceptance of the Company's new common stock; and other risks and uncertainties listed from time to time in the Company's reports to the United States Securities and Exchange Commission. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law.

     US Airways management - including members of its Board of Directors - continue to meet with the leadership of the Company's unions and work groups to discuss the state of the Company and the ongoing need to implement further cost-savings initiatives. Those discussions have covered a wide range of topics, including the Company's financial obligations and the terms of the federal loan guaranteed by the Air Transportation Stabilization Board (ATSB), the airline industry's revenue outlook, the rapid growth of low-cost airline competition, and the options the Company has to deal with these and other issues.

     As has been previously disclosed, the Company has engaged investment banking advisors to help identify options and strategies, and the Board's fiduciary responsibilities require that all options must be considered. The stated preferred course is to achieve the necessary cost reductions so that US Airways can continue to implement its restructuring and return to profitability. However, the failure of airline industry revenues to rebound at a pace consistent with the overall U.S. economy, and the expanded pressure which low-cost carriers continue to exert, require that the Company examine all aspects of its business plan, including marketing and distribution techniques, employee compensation, benefits and work rules, and airline scheduling and operations.

     A number of airline executives and analysts have previously forecast that consolidation of the major U.S. airlines is inevitable if the industry is to return to long-term, sustained profitability. US Airways CEO David Siegel echoed those remarks in a speech to the Potomac Officers Club on February 25, the text of which was posted on the Company's Internet and Intranet websites, and subsequently received broad news media coverage. Mr. Siegel stressed that while he agrees that consolidation is a typical result in the evolution of mature industries, it is incumbent on US Airways to achieve a competitive cost structure, in order to be a profitable stand-alone company, or an attractive partner, should consolidation occur.

     The Company expects discussions with its labor union leaders to continue, and there will likely be ongoing news media coverage of those discussions. The Air Line Pilots Association has already indicated its willingness to engage in negotiations.

     US Airways reported its February traffic results on March 3, 2004, and like other major U.S. airlines, reported higher passenger loads generated in large part by lower air fares, which is the basis for the need to continue to implement new cost reductions. A Dow Jones news service story on March 3 underscored this trend, when it reported:

U.S. airlines in February flew more people further than the year before, but again failed to raise prices.

"Airlines continued to increase capacity in February, according to monthly reports from several airlines. But all those extra seats are stoking competition and smothering fares, despite repeated attempts to boost prices.

"There is no pricing power really on our part," said Delta Air Lines Inc. (DAL) Chief Executive Gerald Grinstein during an investor conference Tuesday.

Continental Airlines Inc. (CAL) reported late Monday that revenue passenger miles in February rose 13.9%. A revenue passenger mile is one paying passenger flown one mile. Load factor, or the percentage of seats filled, for the Houston airline rose 1.3 percentage points to 70.2%, while the airline boosted capacity by 11.7%.

Even so, Continental estimated its yield dropped by around 2.5% to 3.5% in February after nine straight months of gains. Continental is the only airline that reports monthly yield, which is a measure of the airline's average fare level.

The Company's February traffic results are attached.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

Designation                                               Description
------------                                                  --------------

     99                 News release dated March 3, 2004 of US Airways Group, Inc. and US Airways, Inc.

                                                                                SIGNATURES
                                                                                --------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                                                             US Airways Group, Inc. (REGISTRANT)

Date: March 4, 2004                                             By:   /s/ Anita P. Beier
                                                                              Anita P. Beier
                                                                              Vice President and Controller
                                                                              (Chief Accounting Officer)

                                                                             US Airways, Inc. (REGISTRANT)

Date: March 4, 2004                                             By:   /s/ Anita P. Beier
                                                                              Anita P. Beier
                                                                              Vice President and Controller
                                                                              (Chief Accounting Officer)